Exhibit 99.1


               Conversion Services International (CSI) Announces
                   Acquisition of Integrated Strategies, Inc.

           -Expands CSI's Merger & Acquisition Integration and Process
               Change Management Practices; Adds Further Industry
                         Expertise in Key Target Market-

EAST HANOVER, N.J. (August 1, 2005) -- Conversion Services International, Inc. (OTCBB: CSII) ("CSI"), a premier professional services firm focused on delivering the value in business intelligence, data warehousing and data management solutions to Global 2000 organizations and other businesses, today announced its acquisition of Integrated Strategies, Inc. Terms of the acquisition were not disclosed.

With offices in New York City and Tampa, Fla., Integrated Strategies, Inc. is a professional services firm with a solutions-oriented approach to complex business and technical challenges. Similar to CSI's wholly owned subsidiary, DeLeeuw Associates, which is best known for its large-scale merger integration management and business process change programs for the financial services markets, Integrated Strategies also counts many industry leaders in this sector among its customers. Because of this shared focus, the operations of Integrated Strategies will be folded into DeLeeuw Associates, which CSI acquired in 2004.

Bob DeLeeuw, CSI's Senior Vice President and founder and President of DeLeeuw Associates, said, "Since CSI's acquisition of DeLeeuw Associates last year, this division's business has grown two-fold. The addition of Integrated Strategies will add depth and should accelerate our ongoing organic business growth in the financial services industry and expand our geographic footprint, especially into the Midwest region." He continued, "For 15 years, DeLeeuw Associates has been at the center of some of the largest change events in financial services history. Now, with the addition of Integrated Strategies as well as the breadth of CSI's team and offerings, our enlarged capacity means we'll be well prepared to address more of the dynamic business needs of the financial services industry going forward."

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About Conversion Services International, Inc.

Conversion Services International, Inc. (CSI) is a leading provider of a new category of professional services focusing on strategic consulting, data warehousing, business intelligence, business process reengineering, as well as integration and information technology management solutions. CSI offers an array of products and services to help companies define, develop, and implement the warehousing and strategic use of both enterprise-wide and specific categories of strategic data. CSI's current customers include Verizon Wireless, Morgan Stanley, Pfizer, Goldman Sachs, Merck and Standard & Poor's. Information about CSI can be found on the web at www.csiwhq.com or by calling its corporate headquarters at 888-CSI-5036.

Note on Forward-Looking Statements

Except for the historical information contained herein, this press release contains, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Such statements may include, without limitation, statements with respect to CSI's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or similar expressions. These statements are based upon the current beliefs and expectations of CSI's management and are subject to significant risks and uncertainties, including those detailed in CSI's filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond CSI's control). CSI undertakes no obligation to update publicly any forward-looking statements.

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Media Contact:

Jeanne Achille
The Devon Group
(732) 542-2000, ext. 11
jeanne@devonpr.com